                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:


  End of Period Collection Account Balance as of Prior Payment Date:                                               447,180.09
  Available Funds:
      Contract Payments due and received in this period                                                          8,159,384.55
      Contract Payments due in prior period(s) and received in this period                                         600,217.55
      Contract Payments received in this period for next period                                                    189,798.08
      Sales, Use and Property Tax, Maintenance, Late Charges                                                       276,895.82
      Prepayment Amounts related to early termination in this period                                                     0.00
      Servicer Advance                                                                                             658,718.35
      Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
      Transfer from Reserve Account                                                                                  9,688.99
      Interest earned on Collection Account                                                                          6,626.80
      Interest earned on Affiliated Account                                                                          1,186.11
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01
        (Substituted contract < Predecessor contract)                                                                    0.00
      Amounts paid under insurance policies                                                                              0.00
      Any other amounts                                                                                                  0.00

                                                                                                             -----------------
  Total Available Funds                                                                                         10,349,696.34
  Less: Amounts to be Retained in Collection Account                                                               465,335.01
                                                                                                             -----------------
  AMOUNT TO BE DISTRIBUTED                                                                                       9,884,361.33
                                                                                                             =================


  DISTRIBUTION OF FUNDS:

      1. To Trustee -  Fees                                                                                              0.00
      2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                600,217.55
      3. To Bank of America Derivative Settlement                                                                  381,733.34
      4. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
             a) Class A1 Principal and Interest                                                                  6,257,314.85
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                130,130.00
             a) Class A3 Principal (distributed after A2 Note matures) and Interest                                398,093.33
             a) Class A4 Principal (distributed after A3 Note matures) and Interest                                291,337.50
             b) Class B Principal and Interest                                                                     129,694.04
             c) Class C Principal and Interest                                                                     265,335.70
             d) Class D Principal and Interest                                                                     177,853.22
             e) Class E Principal and Interest                                                                     249,272.02

      5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                         0.00
      6. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        223,505.22
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       210,084.13
             c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)              9,688.99
      7. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                284,708.73
      8. To Servicer, Servicing Fee and other Servicing Compensations                                              275,392.71
                                                                                                             -----------------
  TOTAL FUNDS DISTRIBUTED                                                                                        9,884,361.33
                                                                                                             =================

                                                                                                             -----------------
  End of Period Collection Account Balance {Includes Payments in Advance &
     Restricting Event Funds (if any)}                                                                             465,335.01
                                                                                                             =================

II.   RESERVE ACCOUNT

Beginning Balance                                                                                               $6,443,748.69
  - Add Investment Earnings                                                                                          9,688.99
  - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
  - Less Distribution to Certificate Account                                                                         9,688.99
                                                                                                             -----------------
End of period balance                                                                                           $6,443,748.69
                                                                                                             =================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $6,443,748.69
                                                                                                             =================

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                  Pool A                                  290,435,685.58
                  Pool B                                   97,322,695.92
                                                        -----------------
                                                                                  387,758,381.50

Class A Overdue Interest, if any                                    0.00
Class A Monthly Interest - Pool A                             685,006.72
Class A Monthly Interest - Pool B                             229,540.32

Class A Overdue Principal, if any                                   0.00
Class A Monthly Principal - Pool A                          3,483,886.26
Class A Monthly Principal - Pool B                          2,678,442.38
                                                        -----------------
                                                                                    6,162,328.64

Ending Principal Balance of the Class A Notes

                  Pool A                                  286,951,799.32
                  Pool B                                   94,644,253.54
                                                        -----------------       -----------------
                                                                                  381,596,052.86
                                                                                =================


--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $400,172,000     Original Face $400,172,000            Balance Factor
$        2.285385              $                 15.399200                  95.358009%
--------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                  Class A1                                  52,158,381.50
                  Class A2                                  54,600,000.00
                  Class A3a                                204,500,000.00
                  Class A3b                                 76,500,000.00

                                                         -----------------

Class A Monthly Interest                                                           387,758,381.50
                  Class A1 (Actual Number Days/360)             94,986.21
                  Class A2                                     130,130.00
                  Class A3a                                    398,093.33
                  Class A3b                                    291,337.50

                                                         -----------------

Class A Monthly Principal

                  Class A1                                   6,162,328.64
                  Class A2                                           0.00
                  Class A3a                                          0.00
                  Class A3b                                          0.00

                                                         -----------------
                                                                                     6,162,328.64

Ending Principal Balance of the Class A Notes

                  Class A1                                  45,996,052.86
                  Class A2                                  54,600,000.00
                  Class A3a                                204,500,000.00
                  Class A3b                                 76,500,000.00

                                                         -----------------      ------------------
                                                                                   381,596,052.86
                                                                                ==================


Class A1
--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $64,572,000      Original Face $64,572,000             Balance Factor
$        1.471012              $                 95.433449                  71.232195%
--------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

V.    CLASS B NOTE PRINCIPAL BALANCE


        Beginning Principal Balance of the Class B Notes

                             Pool A                             4,949,800.03
                             Pool B                             1,658,638.75
                                                              ---------------
                                                                                         6,608,438.78

        Class B Overdue Interest, if any                                0.00
        Class B Monthly Interest - Pool A                          18,479.25
        Class B Monthly Interest - Pool B                           6,192.25
        Class B Overdue Principal, if any                               0.00
        Class B Monthly Principal - Pool A                         59,374.73
        Class B Monthly Principal - Pool B                         45,647.81
                                                              ---------------
                                                                                           105,022.54

        Ending Principal Balance of the Class B Notes

                             Pool A                             4,890,425.30
                             Pool B                             1,612,990.94
                                                              ---------------          ---------------
                                                                                         6,503,416.24
                                                                                       ===============


        -----------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
        Original Face $6,820,000   Original Face $6,820,000          Balance Factor
        $        3.617522          $                15.399199               95.358009%
        -----------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE


        Beginning Principal Balance of the Class C Notes

                             Pool A                             9,899,600.05
                             Pool B                             3,317,277.50
                                                              ---------------
                                                                                        13,216,877.55

        Class C Overdue Interest, if any                                0.00
        Class C Monthly Interest - Pool A                          41,413.33
        Class C Monthly Interest - Pool B                          13,877.28
        Class C Overdue Principal, if any                               0.00
        Class C Monthly Principal - Pool A                        118,749.46
        Class C Monthly Principal - Pool B                         91,295.63
                                                              ---------------
                                                                                           210,045.09

        Ending Principal Balance of the Class C Notes

                             Pool A                             9,780,850.59
                             Pool B                             3,225,981.87
                                                              ---------------         ----------------
                                                                                        13,006,832.46
                                                                                      ================


        -----------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
        Original Face $13,640,000  Original Face $13,640,000         Balance Factor
        $        4.053564          $                15.399200              95.358009%
        -----------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes

                             Pool A                             6,597,314.11
                             Pool B                             2,210,707.66
                                                              ---------------
                                                                                         8,808,021.77

        Class D Overdue Interest, if any                                0.00
        Class D Monthly Interest - Pool A                          28,368.45
        Class D Monthly Interest - Pool B                           9,506.04
        Class D Overdue Principal, if any                               0.00
        Class D Monthly Principal - Pool A                         79,137.29
        Class D Monthly Principal - Pool B                         60,841.44
                                                              ---------------
                                                                                           139,978.73

        Ending Principal Balance of the Class D Notes

                             Pool A                             6,518,176.82
                             Pool B                             2,149,866.22
                                                              ---------------         ----------------
                                                                                         8,668,043.04
                                                                                      ================


        -----------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
        Original Face $9,090,000   Original Face $9,090,000          Balance Factor
        $        4.166611          $               15.399200               95.358009%
        -----------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE


        Beginning Principal Balance of the Class E Notes

                             Pool A                             8,252,085.96
                             Pool B                             2,765,208.59
                                                              ---------------
                                                                                        11,017,294.55

        Class E Overdue Interest, if any                                0.00
        Class E Monthly Interest - Pool A                          55,564.05
        Class E Monthly Interest - Pool B                          18,619.07
        Class E Overdue Principal, if any                               0.00
        Class E Monthly Principal - Pool A                         98,986.90
        Class E Monthly Principal - Pool B                         76,102.00
                                                              ---------------
                                                                                           175,088.90

        Ending Principal Balance of the Class E Notes

                             Pool A                             8,153,099.06
                             Pool B                             2,689,106.59
                                                              ---------------         ----------------
                                                                                        10,842,205.65
                                                                                      ================


        -----------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
        Original Face $11,370,000  Original Face $11,370,000         Balance Factor
        $        6.524461          $                 15.399200              95.358009%
        -----------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance

                             Pool A                                         9,901,440.40
                             Pool B                                         3,317,894.18
                                                                          ---------------
                                                                                                          13,219,334.58

        Residual Interest - Pool A                                            164,662.46
        Residual Interest - Pool B                                             58,842.76
        Residual Principal - Pool A                                           118,771.53
        Residual Principal - Pool B                                            91,312.60
                                                                          ---------------
                                                                                                             210,084.13

        Ending Residual Principal Balance

                             Pool A                                         9,782,668.87
                             Pool B                                         3,226,581.58
                                                                          ---------------              -----------------
                                                                                                          13,009,250.45
                                                                                                       =================


X.    PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                    275,392.71
         - Servicer Advances reimbursement                                                                   600,217.55
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   284,708.73
                                                                                                       -----------------
        Total amounts due to Servicer                                                                      1,160,318.99
                                                                                                       =================

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     330,035,926.13

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                    3,958,906.17

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                      -----------------
                                                                                                                     326,077,019.96
                                                                                                                   =================

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                               3,958,906.17

       - Principal portion of Prepayment Amounts                                                             0.00

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                         0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                              0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                       0.00

                                                                                                   ---------------
                            Total Decline in Aggregate Discounted Contract Balance                   3,958,906.17
                                                                                                   ===============


POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     110,592,422.61

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                    3,043,641.86

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                      -----------------
                                                                                                                     107,548,780.75
                                                                                                                   =================

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                               3,043,641.86

       - Principal portion of Prepayment Amounts                                                             0.00

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                         0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                              0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                       0.00
                                                                                                   ---------------
                            Total Decline in Aggregate Discounted Contract Balance                   3,043,641.86
                                                                                                   ===============

                                                                                                                   -----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    433,625,800.71
                                                                                                                   =================

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

   POOL A                                                                                             Predecessor
                                                               Discounted            Predecessor      Discounted
   Lease #        Lessee Name                                  Present Value         Lease #          Present Value
   ---------------------------------------------------         -------------         -----------      ----------------
                  NONE

                                                               -------------                          ----------------
                                                       Totals:        $0.00                                     $0.00


   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
   b) ADCB OF POOL A AT CLOSING DATE                                                                  $336,802,716.30
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES  [ ]            NO  [X]

   POOL B                                                                                             Predecessor
                                                               Discounted            Predecessor      Discounted
   Lease #        Lessee Name                                  Present Value         Lease #          Present Value
   ---------------------------------------------------         -------------         -----------      ----------------
                  NONE

                                                               -------------                          ----------------
                                                       Totals:        $0.00                                     $0.00


   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                  $117,931,819.40
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                               0.00%

 * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES  [ ]            NO  [X]

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

   POOL A - NON-PERFORMING                                                                            Predecessor
                                                               Discounted            Predecessor      Discounted
   Lease #        Lessee Name                                  Present Value         Lease #          Present Value
   ---------------------------------------------------         -------------         -----------      ----------------
                  NONE                                                                                          $0.00



                                                               -------------                          ----------------
                                                       Totals:        $0.00                                     $0.00


   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               0.00
   b) ADCB OF POOL A AT CLOSING DATE                                                                  $336,802,716.30
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                          $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES  [ ]            NO  [X]



   POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                      Predecessor
                                                               Discounted            Predecessor      Discounted
   Lease #        Lessee Name                                  Present Value         Lease #          Present Value
   ---------------------------------------------------         -------------         -----------      ----------------
                  None

                                                               -------------                          ----------------
                                                       Totals:        $0.00                                     $0.00


   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                  $117,931,819.40
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%


 * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES  [ ]            NO  [X]

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1.               AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                            TOTAL OUTSTANDING CONTRACTS
   This Month                                          5,694,060.79          This Month                          433,625,800.71
   1 Month Prior                                       3,645,790.60          1 Month Prior                       440,628,348.74
   2 Months Prior                                      2,572,743.59          2 Months Prior                      447,710,359.00

   Total                                              11,912,594.98          Total                             1,321,964,508.45

   a) 3 MONTH AVERAGE                                  3,970,864.99          b) 3 MONTH AVERAGE                  440,654,836.15

   c) a/b                                                     0.90%


2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                       Yes             No     X
                                                                                                           -----------    ----------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                               Yes             No     X
                                                                                                           -----------    ----------
   B. An Indenture Event of Default has occurred and is then continuing?                               Yes             No     X
                                                                                                           -----------    ----------

4. Has a Servicer Event of Default occurred?                                                           Yes             No     X
                                                                                                           -----------    ----------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                    Yes             No     X
                                                                                                           -----------    ----------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                   Yes             No     X
                                                                                                           -----------    ----------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                    Yes             No     X
                                                                                                           -----------    ----------


6. Aggregate Discounted Contract Balance at Closing Date                                           Balance $  454,734,535.69
                                                                                                           ------------------


   DELINQUENT LEASE SUMMARY

  Days Past Due          Current Pool Balance          # Leases
  -------------          --------------------          --------
        31 - 60                 16,065,590.86                50
        61 - 90                    256,910.57                 5
       91 - 180                  5,694,060.79                23